Exhibit 99.2

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT is entered into as of July 25, 2005 by and among HyperSpace Communications, Inc., a Colorado corporation (the “Company”), the Gores Shareholders (as defined below), the Existing Shareholders (as defined below) and the other holders of Company securities parties hereto (together with the Gores Shareholders and the Existing Shareholders, the “Holders”).

R E C I T A L S

A.            The Company, Spud Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), GTG (as defined below) and GTG PC Holdings, LLC, a Delaware limited liability company, entered into that certain Agreement and Plan of Merger, dated as of March 20, 2005 (as amended, the “Merger Agreement”), providing for, among other things, (i) the merger of Merger Sub with and into the Company (the “Merger”) upon the terms and subject to the conditions set forth in the Merger Agreement, (ii) the issuance to GTG and WFF (as defined below) of an aggregate of (A) 3,670,716 shares of the Company’s common stock, no par value (the “Common Stock”), (B) warrants to purchase an aggregate of 5,548,756 shares of Common Stock (the “Merger Warrants”) and (iii) the issuance to the MPC Employees (as defined below) of restricted stock units that are convertible into shares of Common Stock upon the occurrence of certain events (“Restricted Stock Units”) pursuant to and in accordance with restricted stock unit agreements entered into between such MPC Employees and the Company.

B.             The current shareholders of the Company will gain substantial direct and indirect benefits from the consummation of the Merger Agreement and the transactions in connection therewith.

C.             The Merger is conditioned upon the extension of the rights set forth herein, including the registration rights set forth herein, and the Company desires to extend such rights herein.

A G R E E M E N T

NOW THEREFORE, in consideration of the foregoing, the parties agree as follows:

1.	Registration Rights
	1.1	Certain Definitions

Except as defined in this Section or otherwise defined in this Agreement, all capitalized terms used and not otherwise defined in this Agreement shall have the meanings set forth in the Merger Agreement.

As used in this Agreement, the following terms shall have the following respective meanings:

“Commission” shall mean the Securities and Exchange Commission of the United States or any other U.S. federal agency at the time administering the Securities Act.

“Existing Shareholders” shall mean (i) each of John P. Yeros, Mark J. Endry, Patricia W. Endry, Mark A. Pougnet, David Girard, James M. Gumina, Kent Swanson and BlueStreak 4, LLC, (ii) any members, partners, shareholders or former members, partners or shareholders of any of the parties listed in (i) to which Common Stock of the Company has been issued as a dividend or other distribution, and (iii) any successors or assigns of the parties listed in (i) and (ii) above.

“Gores Shareholders” shall mean (i) GTG-Micron Holding Company, LLC (“GTG”), (ii) any members or former members of GTG to which Common Stock of the Company has been issued as a dividend or other distribution, (iii) the MPC Employees, (iv) Wells Fargo Foothill, Inc. (“WFF”) and (v) any successors or assigns of GTG, the MPC Employees, WFF or of the parties listed in (i), (ii), (iii) or (iv) above.

“MPC Employees” means those employees of MPC Computers, LLC who receive Restricted Stock Units pursuant to the Company’s equity incentive plan in accordance with Section 7.3(b) of the Merger Agreement.

“Registrable Securities” means (i) any Common Stock issuable or issued to a Holder, (ii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in (i), (iii) shares of Common Stock issuable upon the exercise of the Merger Warrants or the conversion of the Restricted Stock Units, and (iv) other shares of Common Stock (or securities convertible into Common Stock) that may be acquired by a Holder or after the date hereof from time to time. Shares of Common Stock shall cease to be treated as Registrable Securities if they have been (A) sold by a Holder to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold by a Holder in a single transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of that sale.

The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of that registration statement.

“Registration Expenses” shall mean all expenses, excluding Selling Expenses (as defined below) except as otherwise stated below, incurred by the Company in complying with Sections 1.2, 1.3 and 1.4 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and reasonable fees and disbursements (not to exceed $25,000) of one counsel retained by the holders of a majority of the Registrable Securities being registered or other accounting expenses, Blue Sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of and counsel to the Company, which shall be paid in any event by the Company).

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, or any similar United States federal statute.

“Selling Expenses” shall mean all underwriting, selling discounts and selling commissions applicable to the securities registered by the Holders.

“Special Registration Statement” shall mean a registration statement relating to any employee benefit plan or with respect to any corporate reorganization or other transaction under Rule 145 of the Securities Act.

1.2	Requested Registrations
(a) Request for Registration

(i)             On or prior to December 31, 2005, in case the Company shall receive from one or more of the Gores Shareholders holding Registrable Securities (a “Gores Initiating Holder”, or, collectively, the “Gores Initiating Holders”) a written request that the Company effect any registration, qualification or compliance with respect to Registrable Securities (a “Gores Registration Notice”), the Company shall, within thirty (30) days of the receipt thereof, give written notice (a “Gores Notice of Requested Registration”) of such request to all other Gores Shareholders holding Registrable Securities and the Existing Shareholders. Each Gores Initiating Holder may request the registration of its pro rata portion of the Registrable Securities held in the aggregate by the Gores Shareholders pursuant to this Section 1.2(a)(i); provided, however, that (x) with respect to any Gores Initiating Holder which is an MPC Employee, such MPC Employee’s pro rata portion shall be reduced by the amount of any shares of Common Stock that such MPC Employee has sold in a private transaction or in the open market between the effective date of the Merger and the date of a registration pursuant to this Section 1.2(a)(i) and (y) for purposes of calculating the pro rata portion of Registrable Securities held in the aggregate by all Gores Shareholders, any shares of Common Stock that are excluded under clause (x) shall also be excluded from such calculation. The Company thereupon will, as soon as practicable(and shall file a registration statement with the Commission not later than October 7, 2005 if notice is given prior to that date), use commercially reasonable efforts to effect the registration, qualification or compliance of the following Registrable Securities (including, without limitation, appropriate qualification under applicable Blue Sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) specified in a request made pursuant to this Section 1.2(a)(i), subject to the limit set forth in Subsection 1.2(a)(iii)(G):

(A)          the Registrable Securities which the Company has been so requested to register by such Gores Initiating Holders; and

(B)           all other Registrable Securities of the Gores Shareholders, the holders of which have made written requests to the Company for registration within twenty (20) days (or such longer period the Company may elect to provide) after the giving of the Gores Notice of Requested Registration; and

(C)           all other Registrable Securities of the Existing Shareholders, the holders of which have made written requests to the Company for registration within twenty (20) days (or such longer period the Company may elect to provide) after the giving of the Gores Notice of Requested Registration.

(ii)           After December 31, 2005, in case the Company shall receive from one or more Holders holding Registrable Securities (a “Regular Initiating Holder”, or, collectively, the “Regular Initiating Holders”) a written request that the Company effect any registration, qualification or compliance with respect to Registrable Securities offered to the public having an aggregate offering price of not less than $5,000,000 (a “Regular Registration Notice”), the Company shall, within thirty (30) days of the receipt thereof, give written notice (a “Regular Notice of Requested Registration”) of such request to all other Holders holding Registrable Securities and thereupon will, as soon as practicable, use commercially reasonable efforts to effect with respect to (A) the Registrable Securities which the Company has been so requested to register by such Regular Initiating Holders and (B) all other Registrable Securities the holders of which have made written requests to the Company for registration thereof within twenty (20) days (or such longer period the Company may elect to provide) after the giving of the Regular Notice of Requested Registration, the registration, qualification or compliance of such Registrable Securities (including, without limitation, appropriate qualification under applicable Blue Sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities specified in such requests.

(iii)          Notwithstanding the foregoing, the Company shall not be obligated to take any action to effect any registration, qualification or compliance pursuant to Section 1.2(a)(i) or (a)(ii):

(A)          in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(B)           with respect to requests for registration made pursuant to Section 1.2(a)(ii), during the period starting with the date sixty (60) days prior to the Company’s estimated date of filing of, and ending on the date six (6) months immediately following the effective date of, any registration statement pertaining to securities of the Company sold by the Company (other than with respect to a Special Registration Statement), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

(C)           after the Company has effected one (1) registration at the request of one or more of the Gores Shareholders made pursuant to Section 1.2(a)(i), and such registrations have been registered or ordered effective;

(D)          after the Company has effected two (2) registrations (or three (3), if no registration under Section 1.2(a)(i) is declared effective) at the request of one or more of the Holders made pursuant to Section 1.2(a)(ii), and such registrations have been declared or ordered effective, but such number shall be reduced by the number of registrations under Section 1.4 hereof that are declared effective;

(E)           during the one hundred eighty (180) day period following a registration demand pursuant to Sections 1.2(a)(i) or (a)(ii);

(F)           if the Company shall furnish to such holders of Registrable Securities requesting registration pursuant Sections 1.2(a)(i) and (a)(ii) (such requesting Holders and all other Holders requesting registration of Registrable Securities pursuant to this Agreement, “Requesting Holders”) a certificate signed by the Chairman of the Board of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company’s obligation to use its best efforts to register, qualify or comply under this Section 1.2 shall be deferred for a period not to exceed ninety (90) days from the date of receipt by the Company of a Gores Registration Notice or a Regular Registration Notice regarding which the Company has furnished such certificate from the Chairman of the Board of the Company, provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period. If the Company shall furnish such certificate in response to a Gores Registration Notice, the right of the Gores Shareholders to request registration pursuant to Section 1.2(a)(ii) hereof shall commence as of April 30, 2006; or

(G)          only in the case of the demand registration under Section 1.2(a)(i), the Company need not register more than (I) 40% of the issued and outstanding shares of Common Stock then held by all Gores Shareholders and (II) 10% of the issued and outstanding shares of Common Stock then held by all Existing Shareholders in such registration.

Subject to the foregoing clauses (A) through (G), the Company shall file a registration statement covering the Registrable Securities so requested to be registered pursuant to this Section 1.2 as soon as practicable (and in any event within forty-five (45) days of receipt of the Gores Registration Notice or the Regular Registration Notice), after receipt of the request by one or more Gores Initiating Holders or Regular Initiating Holders, as applicable.

(b)	Underwriting

In the event that a registration pursuant to this Section 1.2 is for a registered public offering involving an underwriting, the one or more Requesting Holders requesting registration for such purpose shall so advise the Company as part of its registration request. In that event, the right of such Requesting Holders to registration pursuant to Section 1.2 shall be conditioned upon such Requesting Holders’ participation in the underwriting arrangements required by this Section 1.2, and the inclusion of such Requesting Holders’ Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein. The Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter selected for the underwriting by the Company, but subject to the reasonable approval of such Requesting Holders (which approval may be withheld on the grounds such underwriter's discount would exceed customary amounts). Notwithstanding any other provision of this Section 1.2, if the managing underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise such Requesting Holders. The number of shares that may be included in a registration and underwriting pursuant to Section 1.2(a)(i) shall be allocated first, to the Registrable Securities desired to be sold by the Gores Shareholders and the Existing Shareholders, pro rata in accordance with the number of shares of Common Stock such holders are eligible to include in the registration pursuant to Section 1.2(a)(iii)(G), and thereafter any additional shares that may be included in the offering shall be allocated to the Company. The number of shares that may be included in a registration and underwriting pursuant to Section 1.2(a)(ii) shall be allocated on a pro rata basis to the Registrable Securities desired to be sold by the Holders based upon the number of Registrable Securities then owned by any such Holders; provided, however, that (i) with respect to any Holder which is an MPC Employee, such MPC Employee’s pro rata portion shall be reduced by the amount of any shares of Common Stock that such MPC Employee has sold in a private transaction or in the open market between the later of the effective date of the Merger and the date of any registration effected pursuant to Section 1.2(a)(i) or (a)(ii) if any, and the date of the registration statement being effected pursuant to Section 1.2(a)(ii) and (ii) for purposes of calculating the pro rata portion of Registrable Securities then owned by any such Holders, any shares of Common Stock that are excluded under clause (i) shall also be excluded from such calculation, and thereafter any additional shares that may be included in the offering shall be allocated to the Company. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to each such Requesting Holder to the nearest one hundred (100) shares. If any such Requesting Holder disapproves of the terms of the underwriting, such Requesting Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter.

1.3	Company Registrations
(a) Notice of Registration

After December 31, 2005, if at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than pursuant to a Special Registration Statement, the Company will:

(i)             at least fifteen (15) days prior to filing any registration statement under the Securities Act, give to the Holders holding Registrable Securities written notice thereof; and

(ii)           include in such registration (and any related qualification under Blue Sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request received by the Company within ten (10) business days after such Holder’s receipt of the written notice from the Company. Such request shall state the intended method of disposition of the Registrable Securities by such Holder if the intended method of disposition is inconsistent with the Company’s plan of distribution stated therein.

(b)	Underwriting

If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders holding Registrable Securities as a part of the written notice given pursuant to Section 1.3(a)(i). In such event the right of Requesting Holders to registration pursuant to this Section 1.3 shall be conditioned upon such Requesting Holders’ participation in the underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. Such Requesting Holders shall enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 1.3, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities and other securities to be included in the registration, and if so limited, the amount of Registrable Securities to be allocated among the Holders shall be adjusted in the manner set forth in Section 1.2(b). The Company shall so advise such Requesting Holders in writing and the number of shares that may be included in the registration and underwriting shall be allocated first to the shares desired to be sold by the Company (if the registration has been initiated by the Company) and thereafter any additional shares that may be included in the offering shall be allocated to the Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to each such Requesting Holder to the nearest one hundred (100) shares. If any such Requesting Holder disapproves of the terms of the underwriting, such Requesting Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter.

(c)	Right to Terminate Registration

The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.3 prior to the effectiveness of the registration whether or not any Holder has elected to include

Registrable Securities in the registration; provided, however, if a Holder elects to use one of its demand registration rights, pursuant to Section 1.2 hereof, then the registration shall be governed by Section 1.2 and it shall not be terminated by the Company.

1.4	Registrations on Form S-3
(a) Request for Registration

If at any time or from time to time after the one-year anniversary of the Merger, the holders of a majority of the Registrable Securities to which a registration under the terms of this Agreement relates, requests that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities with a reasonably anticipated aggregate price to the public of at least $750,000, and the Company is a registrant entitled to use Form S-3 to register such Registrable Securities for that type of offering, the Company will (i) within 15 days of receipt of a request, notify all other Holders of the request and offer them the opportunity to include Registrable Securities in the offering and (ii) use its best efforts to cause all such Registrable Securities requested to be included to be registered for the offering on that form and to cause those Registrable Securities to be qualified in those jurisdictions as the Holders, participating in such registration, may reasonably request.

The substantive provisions of Section 1.2(b) shall be applicable to each such registration initiated under this Section 1.4 involving an underwriting.

(b)	Limitations

Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 1.4:

(i)             in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting a registration, qualification or compliance unless the Company is already subject to service in that jurisdiction and except as may be required by the Securities Act;

(ii)           if the Company, within thirty (30) days of the receipt of requests under this Section 1.4 from Holders constituting the holders of a majority of the Registrable Securities to which a registration under the terms of this Agreement relates, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within ninety (90) days of receipt of such requests (other than with respect to a Special Registration Statement), or gives notice that it has filed such a registration statement which has not yet been declared effective, in each case for so long as the Company continues to employ reasonable good faith efforts to prepare and file such registration statement (if not already filed) and to cause such registration statement to become effective;

(iii)          after the Company has effected two (2) registrations at the request of one or more of the Holders made pursuant to this Section 1.4, and such registrations have been declared or ordered effective, but less the number of demand registrations under Section 1.2 declared effective;

(iv)          if the Company shall furnish to such Requesting Holders a certificate signed by the Chairman of the Board of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company’s obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed ninety (90) days from the receipt of requests by holders constituting a majority of the Registrable Securities to file the registration; provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period.

1.5	Expenses of Registration

(a)	Registration Expenses

The Company shall bear all Registration Expenses incurred in connection with all registrations pursuant to Sections 1.2, 1.3 and 1.4. In the event a Holder withdraws a registration request for a registered public offering involving an underwriting, abandons a registration statement or, following an effective registration pursuant to Section 1.2 hereof, does not sell Registrable Securities, then all Registration Expenses in respect of such registration request shall be borne by such Holder; provided, that, if at the time of such withdrawal, such Holder has learned of a material adverse change in the condition, business, or prospects of the Company from that known to such Holder at the time of its request and has withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then all Registration Expenses in respect of such registration request shall be borne by the Company.

(b)	Selling Expenses

Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of a Holder shall be borne by such Holder.

1.6	Registration and Qualification

If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will as expeditiously as is practicable:

(a)            prepare and file with the Commission, as soon as practicable, and use all commercially reasonable efforts to cause to become effective, a registration statement under the Securities Act relating to the Registrable Securities to be offered on the form as the Requesting Holders constituting the holders of a majority of the Registrable Securities, or if not filed pursuant to Section 1.2 or Section 1.4 hereof, the Company, may determine and for which the Company then qualifies;

(b)           prepare and file with the Commission any amendments (including post-effective amendments) and supplements to the registration statement and the prospectus used in connection therewith as may be necessary to keep the registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities until the earlier of the time that all of the Registrable Securities have been disposed of in accordance with the intended methods of disposition set forth in the registration statement or the expiration of (i) in the case of a registration pursuant to Section 1.2, sixty (60) days after the registration statement becomes effective or (ii) in the case of a registration pursuant to Section 1.4, one hundred twenty (120) days after the registration statement becomes effective; provided that such period shall be extended in the case of a registration pursuant to Section 1.2 or Section 1.4 hereof for that number of days that equals the number of days elapsing from (x) the date the written notice contemplated by Section 1.6(f) hereof is given by the Company to (y) the date on which the Company delivers to the Requesting Holders the supplement or amendment contemplated by Section 1.6(f) hereof; provided further, that upon receipt of such notice from the Company, sellers of the Registrable Securities covered by such registration statement shall discontinue disposition of such Registrable Securities until the delivery by the Company to the Requesting Holders of the supplement or amendment contemplated by Section 1.6(f) hereof;

(c)            furnish to each seller of Registrable Securities covered by such registration statement and to any underwriter of Registrable Securities that number of conformed copies of the registration statement and of each amendment and supplement thereto (in each case including all exhibits), that number of copies of the prospectus included in the registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, those documents incorporated by reference in such registration statement or prospectus, and any other documents, as such seller or the underwriter may reasonably request;

(d)	make every commercially reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

(e)            if requested by a Requesting Holder or the underwriter in any underwritten offering, (i) furnish to such Requesting Holder or underwriter, as the case may be, an opinion of counsel for the Company addressed to such Requesting Holder or underwriter, as the case may be, and dated the date of the closing under the underwriting agreement (if any) (or if the offering is not underwritten, dated the effective date of the registration statement), and (ii) use its best efforts to furnish to such Requesting Holder or underwriter, as the case may be, a “comfort” or “special procedures” letter addressed to such Requesting Holder or underwriter, as the case may be, and signed by the independent public accountants who have audited the Company’s financial statements included in the registration statement, in each case covering substantially the same matters with respect to the registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to underwriters in underwritten public offerings of securities and any other matters as such Requesting Holder or underwriter, as the case may be, may reasonably request and, in the case of the accountants’ letter, with respect to events subsequent to the date of such financial statements;

(f)            immediately notify Requesting Holders in writing (i) at any time when a prospectus relating to a registration hereunder is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in the registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) of any request by the Commission or any other regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or other document relating to the offering, and in either case (i) or (ii), at the request of a Requesting Holder, prepare and furnish to such Requesting Holder a reasonable number of copies of a supplement to or an amendment of the prospectus as may be necessary so that, as thereafter delivered to the purchasers of the Registrable Securities, that prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

(g)           use its commercially reasonable efforts to list all Registrable Securities covered by a registration statement on each securities exchange and inter-dealer quotation system on which a class of equity securities of the Company is then listed, and to pay all fees and expenses in connection therewith;

(h)           upon the transfer of shares by a Holder in connection with a registration hereunder, furnish unlegended certificates representing ownership of the Registrable Securities being sought in denominations as shall be requested by such Holder or the underwriters;

(i)             use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by an Requesting Holder, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(j)             in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering; and

(k)           provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

1.7	Indemnification
(a) By Company

The Company will indemnify and hold harmless each Holder, each of its officers and directors, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to whom registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with a registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, each person controlling such Holder, each underwriter and each person who controls any underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any claim, loss, damage, liability or action, provided that the Company will not be liable in any case to the extent that any claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein. If such Holder is represented by counsel other than counsel for the Company, the Company will not be obligated under this Section 1.7(a) to reimburse legal fees and expenses of more than one separate counsel for such Holder. Notwithstanding the foregoing, with respect to any preliminary prospectus, the foregoing indemnity shall not inure to the benefit of any such Holder, director, officer, underwriter or controlling person from whom the person asserting any loss, claim, damage, liability or expense purchased securities of the Company, if (i) the Company timely notified the selling Holder that disclosures made in the final prospectus cured disclosures made in the preliminary prospectus, (ii) the Company provided a sufficient number of copies of the final prospectus to the selling Holder, (iii) a copy of the final prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the selling Holder or underwriter to such person, if required by law so to have been delivered and (iv) the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense.

(b)	By Holders

Each holder of Registrable Securities which are included or are to be included in any registration statement filed in connection with this Agreement will indemnify and hold harmless the Company, each of its directors and officers, each underwriter, if any, of the Company’s securities covered by such a registration statement, and each person who controls the Company or an underwriter within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in a registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, directors, officers, underwriters or controlling persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that the untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in the registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished by such Holder by an instrument duly executed by such Holder and stated to be specifically therein. Notwithstanding the foregoing, (i) any obligations of the Holders arising under this subsection (b) shall be several, and not joint and several, among such Holders on the basis of the number of Registrable Securities included in such registration statement and (ii) the liability of any Holder under this subsection (b) shall be limited in an amount equal to the net proceeds from the Registrable Securities sold by such Holder, unless such liability arises out of or is based on willful misconduct by such Holder.

(c)	Procedure for Indemnification

Each party indemnified under paragraph (a) or (b) of this Section 1.7 (the “Indemnified

Party”) shall, promptly after receipt of notice of any claim or the commencement of any action against such Indemnified Party in respect of which indemnity may be sought, notify the party required to provide indemnification (the “Indemnifying Party”) in writing of the claim or the commencement thereof; provided that the failure of the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability it may have to an Indemnified Party on account of the indemnity agreement contained in paragraph (a) or (b) of this Section 1.7, unless the Indemnifying Party was materially prejudiced by that failure, and in no event shall relieve the Indemnifying Party from any other liability it may have to that Indemnified Party. If any claim or action shall be brought against an Indemnified Party, it shall notify the Indemnifying Party thereof and the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of any claim or action, the Indemnifying Party shall not be liable (except to the extent the proviso to this sentence is applicable, in which event it will be so liable) to the Indemnified Party under this Section 1.7 for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided that each Indemnified Party shall have the right to employ separate counsel to represent it and assume its defense (in which case, the Indemnifying Party shall not represent it) if (i) upon the advice of counsel, the representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, or (ii) in the event the Indemnifying Party has not assumed the defense thereof within ten (10) days of receipt of notice of such claim or commencement of action, and in each case the fees and expenses of one such separate counsel shall be paid by the Indemnifying Party. If any Indemnified Party employs such separate counsel, it will not enter into any settlement agreement not approved by the Indemnifying Party, whose approval is not to be unreasonably withheld. If the Indemnifying Party so assumes the defense thereof, it may not agree to any settlement of any claim or action as the result of which any remedy or relief, other than monetary damages for which the Indemnifying Party shall be responsible hereunder, shall be applied to or against the Indemnified Party, without the prior written consent of the Indemnified Party. In any action hereunder as to which the Indemnifying Party has assumed the defense thereof with counsel reasonably satisfactory to the Indemnified Party, the Indemnified Party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but, except as set forth above, the Indemnifying Party shall not be obligated hereunder to reimburse the Indemnified Party for the costs thereof.

If the indemnification provided for in this Section 1.7 shall for any reason be unavailable to an Indemnified Party in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each Indemnifying Party shall, in lieu of indemnifying that Indemnified Party, contribute to the amount paid or payable by that Indemnified Party as a result of the loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other with respect to the statements or omissions that resulted in the loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied specifically for use in any registration statement, prospectus, offering circular or other similar document by the Indemnifying Party on the one hand or the Indemnified Party on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission, but not by reference to any Indemnified Party’s stock ownership in the Company. In no event, however, shall any Holder be required to contribute in excess of the amount of the net proceeds received by such Holder in connection with the sale of Registrable Securities in the offering that is the subject of the loss, claim, damage or liability. The amount paid or payable by an Indemnified Party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this paragraph shall be deemed to include, for purposes of this paragraph, any legal or other expenses reasonably incurred by the Indemnified Party in connection with investigating or defending the action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of a fraudulent misrepresentation.

(d)	Conflict with Underwriting Agreement

Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

1.8	Information by Holders

A Requesting Holder shall furnish to the Company that information regarding such Requesting Holder as shall be necessary to enable the Company to comply with the provisions hereof in connection with any registration, qualification or compliance referred to in this Agreement.

1.9	Rule 144 Reporting

With a view to making available the benefits of certain rules and regulations of the Commission that may at any time permit the sale of restricted securities to the public without registration or pursuant to a registration statement on Form S-3, after a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

(a)            make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

(b)           file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c)            furnish to any Holder forthwith upon request a written statement by the Company that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies) or as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any securities without registration; and

(d)           take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable any Holder to utilize Form S-3 for the sale of its Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective.

1.10	Transfer of Registration Rights

The rights to cause the Company to register securities granted to each Holder under Sections 1.2, 1.3 and 1.4 may be assigned in connection with any transfer or assignment of Registrable Securities by such Holder provided that: (a) the transfer may otherwise be effected in accordance with applicable securities laws; (b) the transfer is effected in compliance with the restrictions on transfer contained in this Agreement and in any other agreement between the Company and such Holder; (c) the assignee or transferee receives at least ten percent (10%) (or, if less than 10%, all) of the Registrable Securities or securities convertible into Registrable Securities then held by such Holder and agrees in writing to be bound by the terms of this Agreement and assumes all of the obligations of such Holder hereunder; (d) such transferee or assignee is a partner or a retired partner of any Holder which is a partnership, a shareholder or former shareholder of any Holder which is a corporation, or a member or former member of any Holder which is a limited liability company; or (e) such transferee or assignee is a family member of any Holder or of any such partner, shareholder or member, a trust for the benefit of any such Holder, partner, shareholder or member, or is the estate of any such Holder, partner, shareholder or member. For purposes of determining the percentage of shares transferred, the shares owned by such Holder shall be aggregated with the shares owned by the affiliates of such Holder. Subject to the terms of Section 1.12 below, no transfer or assignment will divest such Holder or any subsequent owner of those rights and powers with respect to the shares of Registrable Securities still held, unless all Registrable Securities are transferred or assigned. Notwithstanding the foregoing, a

Holder may transfer its rights hereunder to an affiliate without regard to the minimum number of shares specified in (c) above. Any permitted transferee shall be an “Holder” for purposes of this Agreement.

1.11	No Registration Rights to Third Parties

Without the prior written consent of those Holders holding a majority of the Registrable Securities, the Company covenants and agrees that it shall not grant, or cause or permit to be created, for the benefit of any person or entity any registration rights of any kind (whether similar to the demand, “piggyback” or Form S-3 registration rights described in this Section 1, or otherwise) relating to shares of the Company’s Common Stock or any other securities of the Company, other than rights that are subordinate to the Holders’ rights to include all of the Registrable Securities owned by the Holders in any registration statement prior to any such person having the right to include any securities of the Company owned by them in such registration statement.

1.12	Termination of Registration Rights

The registration rights granted in Sections 1.2, 1.3 and 1.4 shall terminate, with respect to the Holders, at such time as all Registrable Securities held by all of the Holders can be sold pursuant to Rule 144(k) without compliance with the registration requirements of the Securities Act, (b) all Registrable Securities held by all of the Holders constitute less than one percent (1.0%) of the voting securities of the Company (on an as-converted basis) and can be sold pursuant to Rule 144, without regard to Rule 144(k), within a consecutive three (3) month period without compliance with the registration requirements of the Securities Act. The respective indemnities, representations and warranties of the Holders and the Company shall survive a termination of registration rights by reason of this Section 1.12, with respect to any registration of Registrable Securities effected under this Agreement prior to such termination.

2.	Miscellaneous
	2.1	“Market Stand-Off” Agreement; Agreement to Furnish Information

Subject to the right of the Gores Shareholders and the Existing Shareholders to execute transfers or sales of Common Stock held thereby pursuant to Section 1.2(a)(i) hereof, each Holder severally agrees that it shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale of, any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) for the period commencing on the effective date of the Merger and ending on the earlier of December 15, 2005 or one hundred eighty (180) days following the effective date of the Merger (the “Lock-Up Period”), provided that all executive officers and directors of the Company enter into similar agreements.

The Holders shall not be subject to this Section 2.1 in the event that the Company or any underwriter has released any Holder from the provisions of this Section 2.1. The Holders agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, the Holders shall provide, within twenty (20) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 2.1 shall not apply to a registration pursuant to a Special Registration Statement. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the earlier of (x) the end of the Lock-Up Period or (y) the effective date a registration statement filed in connection with a request for registration made pursuant to Section 1.2(a)(i) hereof. The Holders agree that any transferee of any shares of Registrable Securities shall be bound by this Section 2.1.

2.2	Waivers and Amendments

With the written consent of the Company and those Holders holding a majority of the Registrable Securities, the obligations of the Company and the rights of the Holders under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent, the Company, when authorized by resolution of its board of directors, may amend this Agreement or enter into a supplementary agreement for the purpose of adding any provisions to this Agreement. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by a signed statement in writing. Any amendment, waiver or supplementary agreement effected in accordance with this paragraph shall be binding upon the Holders and each future holder of Registrable Securities. It shall be deemed an amendment to make subsequent purchasers of Common Stock who purchased such Common Stock directly from the Company parties to this Agreement, or grant other registration rights under a separate agreement, and such an amendment shall require the written consent of the Gores Shareholders holding a majority of the total Registrable Securities held by the Gores Shareholders.

2.3	Notices

All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given at the earliest of (i) the date received, or (ii) one Business Day after being sent by a nationally recognized overnight courier for next Business Day delivery, with receipt acknowledged, or (iii) five (5) Business Days after being mailed, postage prepaid, by certified mail, return receipt requested, addressed to the parties hereto as specified in the Annex 1 or to such other address or addresses as a Holder or the Company, as the case may be, may specify by written notice given in accordance with this Section 2.3.

2.4	Descriptive Headings

The descriptive headings herein have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provisions hereof.

2.5	Governing Law

IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF COLORADO APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE (WITHOUT REGARD TO THE CHOICE OF LAW OR CONFLICTS OF LAW PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

2.6	Counterparts

This Agreement may be executed in two or more counterparts and by facsimile, each of which shall be deemed to be an original, but all of which together shall constitute one instrument.

2.7	Expenses

If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

2.8	Successors and Assigns

Except as otherwise expressly provided in this Agreement, this Agreement shall benefit and bind the successors, assigns, heirs, executors and administrators of the parties to this Agreement.

2.9	Entire Agreement

This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter of this Agreement.

2.10	Severability

Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

2.11	Stock Splits

All references to numbers of shares in this Agreement shall be appropriately adjusted to reflect any stock dividend, split, combination or other recapitalization of shares by the Company occurring after the date of this Agreement.

2.12	Waiver of Trial by Jury

EACH OF THE COMPANY AND THE HOLDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR OTHER PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, OR THE ACTIONS OF THE COMPANY OR THE HOLDERS IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION OR ACTIONS.

2.13	Interpretation

No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY:

HYPERSPACE COMMUNICATIONS, INC.,

a Colorado corporation

By:	/s/John P. Yeros
Name:	John P. Yeros
Title:	Chairman

HOLDERS:

GTG-MICRON HOLDING COMPANY, LLC, a Delaware limited Liability Company

By: /s/Eric Hattler

Its:	Vice President

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

Annex 1

Notice Addresses

If to the Company, to:

HyperSpace Communications, Inc.

8480 East Orchard Road, Suite 6600

Greenwood Village, CO 80111

Telephone: (303) 566-6500

Facsimile: (303) 566-6514

Attention: Chairman

If to the Gores Shareholders, to:

GTG-Micron Holding Company, LLC

c/o Gores Technology Group

10877 Wilshire Blvd

18th Floor

Los Angeles, California 90024

Attention:

Telephone: (310) 209-3010

Telecopier: (310) 209-3310

[notice address for others to come]

____________________________

____________________________

____________________________

Telephone:

Telecopier:

LA/40285658.8